UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 16, 2008 (October 15, 2008)
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On October 15, 2008, the Board of Directors of Birdsall, Inc., a subsidiary of Nicor Inc., approved the  Birdsall, Inc. Supplementary Savings Plan. This plan establishes terms that may provide compensation for Mr. Rick Murrell, the chairman and president of Tropical Shipping and Construction Company Limited and a named executive officer of Nicor Inc. A copy of this plan is filed as an exhibit to this report, and its terms are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

Exhibit
Number	Description of Document

10.1.	Birdsall, Inc. Supplementary Savings Plan

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date	October 16, 2008	/s/ KAREN K. PEPPING
Karen K. Pepping
Vice President and Controller
(Principal Accounting Officer and Duly Authorized Officer)

Exhibit Index

Exhibit
Number	Description of Document

10.1.	Birdsall, Inc. Supplementary Savings Plan